UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2006

Commission File Number 333-102289

IN TOUCH MEDIA GROUP, INC.

formerly known as

UNIVERSAL HEALTHCARE

MANAGEMENT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	01-0626963
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

205 South Myrtle Avenue Clearwater, Florida	33756
(Address of principal executive offices)	(Zip Code)

(727) 465-0925

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Employment Agreements. On December 26, 2006, In Touch Media Group, Inc. (the “Company”) entered into Employment Agreements (the “Employment Agreements”) with certain of our officers and directors as follows:

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Laura Betterly – CEO and President. Mrs. Betterly will receive a base salary of $175,000 during the initial employment term of two (2) years plus 10% commission for direct sales. If the term of employment is extended, compensation for any additional term will be as mutually agreed by Mrs. Betterly and the Company. Mrs. Betterly shall also be entitled to earn an annual discretionary bonus in cash or stock from the Company based on the Company’s growth, profitability and milestones. Pursuant to the Employment Agreement, during the term of employment, Mrs. Betterly will be permitted to participate in any benefit plans maintained by the Company for its executives or employees and is entitled to two (2) weeks paid vacation each calendar year. She is also entitled to be reimbursed for business expenses incurred at the request of, or on behalf of, the Company in the performance of her duties. Mrs. Betterly’s employment will terminate: (a) upon her death; (b) upon permanent disability; (c) for good reason (as defined in the Employment Agreement) upon not less than thirty (30) days’ prior notice from the Company; or (d) upon voluntary termination. If the termination is not for: (i) death; (ii) permanent disability; (iii) “for good reason” as described in the Agreement; or (iv) a voluntary termination, the Company shall also be obligated to make a series of monthly payments to Mrs. Betterly for the longer of six (6) months, or the remaining term of the Employment Agreement (“Severance Term”). Each monthly payment shall be equal to one-twelfth (1/12th) of her annual base salary, as in effect on the date of termination. Except for incentive compensation described in the Agreement, Mrs. Betterly shall also be permitted to continue to participate at the Company’s expense in all benefit and insurance plans, coverage and programs in which she was participating in for the Severance Term.

Pursuant to her Employment Agreement, Mrs. Betterly may elect that any compensation payable to her thereunder, including any termination payment, be made in shares of the Company’s common stock. The number of shares issuable shall be determined by dividing the dollar amount of compensation for which she has made an election by eighty-five (85%) percent of the average closing bid price of the Company’s shares for the seven (7) trading days preceding the date on which written notice of such election is delivered to the Company. Also pursuant to her Employment Agreement, the Company agreed to issue 170,323 shares of common stock to Mrs. Betterly in lieu of cash compensation for the period from July 1, 2006 until the date of the Employment Agreement.

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Steven Blom – VP of Research and Development. Mr. Blom will receive a base salary of $155,000 during the initial employment term of two (2) years plus 10% commission for direct sales. If the term of employment is extended, compensation for any additional term will be as mutually agreed by Mr. Blom and the Company. Mr. Blom shall also be entitled to earn an annual discretionary bonus in cash or stock from the Company based on the Company’s growth, profitability and milestones. Pursuant to the Employment Agreement, during the term of employment, Mr. Blom will be permitted to participate in any benefit plans maintained by the Company for its executives or employees and is entitled to two (2) weeks paid vacation each calendar year. He is also entitled to be reimbursed for business expenses incurred at the request of, or on behalf of, the Company in the performance of his duties. Mr. Blom’s employment will terminate: (a) upon his death; (b) upon permanent disability; (c) for good reason (as defined in the Employment Agreement) upon not less than thirty (30) days’ prior notice from the Company; or (d) upon voluntary termination. If the termination is not for: (i) death; (ii) permanent disability; (iii) “for good reason” as described in the Agreement; or (iv) a voluntary termination, the Company shall also be obligated to make a series of monthly payments to Mr. Blom for the longer of six (6) months, or the remaining term of the Employment Agreement (“Severance Term”). Each monthly payment shall be equal to one-twelfth (1/12th) of his annual base salary, as in effect on the date of termination. Except for incentive compensation described in the Agreement, Mr. Blom shall also be permitted to continue to participate at the Company’s expense in all benefit and insurance plans, coverage and programs in which he was participating in for the Severance Term.

Pursuant to his Employment Agreement, Mr. Blom may elect that any compensation payable to him thereunder, including any termination payment, be made in shares of the Company’s common stock. The number of shares issuable shall be determined by dividing the dollar amount of compensation for which he has made an election by eighty-five (85%) percent of the average closing bid price of the Company’s shares for the seven (7) trading days preceding the date on which written notice of such election is delivered to the Company. Also pursuant to his Employment Agreement, the Company agreed to issue 170,323 shares of common stock to Mr. Blom in lieu of cash compensation for the period from July 1, 2006 until the date of the Employment Agreement.

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Robert Cefail – VP of Sales and Marketing. Mr. Cefail will receive a base salary of $175,000 during the initial employment term of two (2) years plus 10% commission for direct sales. If the term of employment is extended, compensation for any additional term will be as mutually agreed by Mr. Cefail and the Company. Mr. Cefail shall also be entitled to earn an annual discretionary bonus in cash or stock from the Company based on the Company’s growth, profitability and milestones. Pursuant to the Employment Agreement, during the term of employment, Mr. Cefail will be permitted to participate in any benefit plans maintained by the Company for its executives or employees and is entitled to two (2) weeks paid vacation each calendar year. He is also entitled to be reimbursed for business expenses incurred at the request of, or on behalf of, the Company in the performance of his duties. Mr. Cefail’s employment will terminate: (a) upon his death; (b) upon permanent disability; (c) for good reason (as defined in the Employment Agreement) upon not less than thirty (30) days’ prior notice from the Company; or (d) upon voluntary termination. If the termination is not for: (i) death; (ii) permanent disability; (iii) “for good reason” as described in the Agreement; or (iv) a voluntary termination, the Company shall also be obligated to make a series of monthly payments to Mr. Cefail for the longer of six (6) months, or the remaining term of the Employment Agreement (“Severance Term”). Each monthly payment shall be equal to one-twelfth (1/12th) of his annual base salary, as in effect on the date of termination. Except for incentive compensation described in the Agreement, Mr. Cefail shall also be permitted to continue to participate at the Company’s expense in all benefit and insurance plans, coverage and programs in which he was participating in for the Severance Term.

Pursuant to his Employment Agreement, Mr. Cefail may elect that any compensation payable to him thereunder, including any termination payment, be made in shares of the Company’s common stock. The number of shares issuable shall be determined by dividing the dollar amount of compensation for which he has made an election by eighty-five (85%) percent of the average closing bid price of the Company’s shares for the seven (7) trading days preceding the date on which written notice of such election is delivered to the Company. Also pursuant to his Employment Agreement, the Company agreed to issue 170,323 shares of common stock to Mr. Cefail in lieu of cash compensation for the period from July 1, 2006 until the date of the Employment Agreement.

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Anatola Cefail – Chief Operating Officer. Mrs. Cefail will receive a base salary of $155,000 during the initial employment term of two (2) years plus 10% commission for direct sales. If the term of employment is extended, compensation for any additional term will be as mutually agreed by Mrs. Cefail and the Company. Mrs. Cefail shall also be entitled to earn an annual discretionary bonus in cash or stock from the Company based on the Company’s growth, profitability and milestones. Pursuant to the Employment Agreement, during the term of employment, Mrs. Cefail will be permitted to participate in any benefit plans maintained by the Company for its executives or employees and is entitled to two (2) weeks paid vacation each calendar year. She is also entitled to be reimbursed for business expenses incurred at the request of, or on behalf of, the Company in the performance of her duties. Mrs. Cefail’s employment will terminate: (a) upon her death; (b) upon permanent disability; (c) for good reason (as defined in the Employment Agreement) upon not less than thirty (30) days’ prior notice from the Company; or (d) upon voluntary termination. If the termination is not for: (i) death; (ii) permanent disability; (iii) “for good reason” as described in the Agreement; or (iv) a voluntary termination, the Company shall also be obligated to make a series of monthly payments to Mrs. Cefail for the longer of six (6) months, or the remaining term of the Employment Agreement (“Severance Term”). Each monthly payment shall be equal to one-twelfth (1/12th) of her annual base salary, as in effect on the date of termination. Except for incentive compensation described in the Agreement, Mrs. Cefail shall also be permitted to continue to participate at the Company’s expense in all benefit and insurance plans, coverage and programs in which she was participating in for the Severance Term.

Pursuant to her Employment Agreement, Mrs. Cefail may elect that any compensation payable to her thereunder, including any termination payment, be made in shares of the Company’s common stock. The number of shares issuable shall be determined by dividing the dollar amount of compensation for which she has made an election by eighty-five (85%) percent of the average closing bid price of the Company’s shares for the seven (7) trading days preceding the date on which written notice of such election is delivered to the Company. Also pursuant to her Employment Agreement, the Company agreed to issue 170,323 shares of common stock to Mrs. Cefail in lieu of cash compensation for the period from July 1, 2006 until the date of the Employment Agreement.

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Linda Batdorf – Deputy Chief Operating Officer. Mrs. Batdorf will receive a base salary of $120,000 during the initial employment term of two (2) years plus 10% commission for direct sales. If the term of employment is extended, compensation for any additional term will be as mutually agreed by Mrs. Batdorf and the Company. Mrs. Batdorf shall also be entitled to earn an annual discretionary bonus in cash or stock from the Company based on the Company’s growth, profitability and milestones. Pursuant to the Employment Agreement, during the term of employment, Mrs. Batdorf will be permitted to participate in any benefit plans maintained by the Company for its executives or employees and is entitled to two (2) weeks paid vacation each calendar year. She is also entitled to be reimbursed for business expenses incurred at the request of, or on behalf of, the Company in the performance of her duties. Mrs. Batdorf’s employment will terminate: (a) upon her death; (b) upon permanent disability; (c) for good reason (as defined in the Employment Agreement) upon not less than thirty (30) days’ prior notice from the Company; or (d) upon voluntary termination. If the termination is not for: (i) death; (ii) permanent disability; (iii) “for good reason” as described in the Agreement; or (iv) a voluntary termination, the Company shall also be obligated to make a series of monthly payments to Mrs. Batdorf for the longer of six (6) months, or the remaining term of the Employment Agreement (“Severance Term”). Each monthly payment shall be equal to one-twelfth (1/12th) of her annual base salary, as in effect on the date of termination. Except for incentive compensation described in the Agreement, Mrs. Batdorf shall also be permitted to continue to participate at the Company’s expense in all benefit and insurance plans, coverage and programs in which she was participating in for the Severance Term.

Pursuant to her Employment Agreement, Mrs. Batdorf may elect that any compensation payable to her thereunder, including any termination payment, be made in shares of the Company’s common stock. The number of shares issuable shall be determined by dividing the dollar amount of compensation for which she has made an election by eighty-five (85%) percent of the average closing bid price of the Company’s shares for the seven (7) trading days preceding the date on which written notice of such election is delivered to the Company. Also pursuant to her Employment Agreement, the Company agreed to issue 179,487 shares of common stock to Mrs. Batdorf in lieu of cash compensation for the period from July 1, 2006 until the date of the Employment Agreement.

The foregoing descriptions of the Employment Agreements are qualified in their entirety by reference to the actual terms of the Employment Agreements, copies of which are attached hereto as Exhibits 10.1 through 10.5 and are incorporated by reference herein.

Trading Plan. Effective December 26, 2006, Laura Betterly and Steven Blom, Robert Cefail and Anatola Cefail, and Linda Batdorf entered into Rule 10b5-1 trading plans, copies of which are attached as exhibits hereto and the terms of which are incorporated herein by reference. In summary, the trading plans allow each of the above-named persons to sell shares in blocks of at least 2,500 shares at a minimum bid price of $.30 subject to Rule 144 volume limits.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated as of December 26, 2006, by and between In Touch Media Group, Inc. and Laura Betterly

10.2	Employment Agreement, dated as of December 26, 2006, by and between In Touch Media Group, Inc. and Steven Blom

10.3	Employment Agreement, dated as of December 26, 2006, by and between In Touch Media Group, Inc. and Robert Cefail

10.4	Employment Agreement, dated as of December 26, 2006, by and between In Touch Media Group, Inc. and Anatola Cefail

10.5	Employment Agreement, dated as of December 26, 2006, by and between In Touch Media Group, Inc. and Linda Batdorf

10.6	Trading Plan, dated as of December 26, 2006, between Laura Betterly and Steven D. Blom and D. Weckstein and Co.

10.7	Trading Plan, dated as of December 26, 2006, between Robert E. Cefail and Anatola Cefail and D. Weckstein and Co.

10.8	Trading Plan, dated as of December 26, 2006, between Linda Batdorf and D. Weckstein and Co.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 26, 2006	IN TOUCH MEDIA GROUP, INC.

	By:	/s/ Laura Betterly
	Print Name:	Laura Betterly
	Title:	President and Chief Executive Officer